EXHIBIT 10.3

AMENDMENT TO

SALE, PURCHASE AND ESCROW AGREEMENT

This AMENDMENT TO SALE, PURCHASE AND ESCROW AGREEMENT (this “Amendment”) dated as of September 9th, 2025 by and between SOHO ATLANTA, LLC, a Delaware limited liability company (the “Seller”), BANYAN STREET CAPITAL LLC, a Delaware limited liability company (the “Purchaser”) and METROPOLITAN TITLE AGENCY, INC. (“Escrow Agent”).

Recitals

A.
Seller, Purchaser and Escrow Agent entered into that certain Sale, Purchase and Escrow Agreement, dated as of July 24, 2025 (the “Agreement”) with respect to the sale and purchase of certain real estate located in the City of Atlanta, Fulton County, Georgia, as set forth in more in the Agreement (the “Property”).
B.
Prior to the expiration of the Investigation Period (as defined in the Agreement), Purchaser delivered to Seller a certain letter dated September 5, 2025 (the “Termination Letter”), pursuant to which Purchaser purported to terminate the Agreement. In exchange for the amendments set forth herein, Purchaser desires to rescind the Termination Letter and proceed pursuant to terms of the Agreement, as amended pursuant to the express terms of this Amendment.

NOW THEREFORE, in consideration of the agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.
Reaffirmation of Full Force and Effect. Except as expressly amended or supplemented hereby, the Agreement is and shall remain in full force and effect in accordance with its original terms and conditions. For the avoidance of doubt, Purchaser hereby acknowledges and agrees that the termination of the Agreement as evidenced by the Termination Letter has hereby been revoked in its entirety, with the same effect as though such Termination Letter was not sent, and Purchaser and Seller hereby agree that the Agreement has been fully reinstated.
2.
Deposit. The parties acknowledge and agree that the Deposit has not been returned to Purchaser and shall remain in escrow with the Escrow Agent pursuant to the terms of the Agreement, as amended.
3.
Investigation Period Extension. The “Investigation Period” as defined in Section 5.3.3 of the Agreement is hereby revised and extended to refer to 5:00 p.m. (New York Time) on September 30, 2025. For the avoidance of doubt, all references in the Agreement to the Inspection Period, including but not limited to any dates which are defined with respect the Investigation Period (e.g., the Closing Date and any extensions thereof), are hereby revised to refer to the Investigation Period as amended hereby.

4.
Counterparts and Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart signature page of this Amendment by facsimile or transmitted electronically in a Tagged Image File Format (“tiff”), Portable Document Format (“pdf”), DocuSign or other electronic format sent by electronic mail shall be effective as delivery of a manually executed counterpart.
5.
General. This Amendment is binding upon and shall inure to the benefit of the parties and their respective permitted successors and assigns under the Agreement. In the event of any conflict between the terms of this Amendment and the terms of the Purchase Agreement, the terms of this Amendment shall govern and control. Terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

[REMAINDER OF PAGE BLANK; SIGNATURES TO FOLLOW]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first above set forth.

SELLER:

SOHO ATLANTA LLC, a Delaware limited liability company

By: ___/s/ David Folsom________________

Name: David Folsom

Title: Authorized Signatory

[PURCHASER’S SIGNATURE CONTAINED ON THE FOLLOWING PAGE]

PURCHASER:

BANYAN STREET CAPITAL LLC, a Delaware limited liability company

By: ___/s/ K. Taylor White_______________

Name:___K. Taylor White________________

Title:____Authorized Signatory____________

CONSENT AND AGREEMENT OF ESCROW AGENT

The undersigned Escrow Agent hereby agrees to (i) accept the foregoing Amendment, (ii) remain as escrow agent under the Agreement, and (iii) be bound by said Agreement in the performance of its duties as escrow agent, as amended. Escrow Agent hereby acknowledges and agrees that Escrow Agent continues to hold the original Deposit pursuant to Section 2 hereof and agrees and acknowledges that it shall continue to hold the Deposit pursuant to the terms of the Agreement, as amended by this Amendment.

METROPOLITAN TITLE AGENCY, INC.

By: ____/s/ Anne Kurtz_________________

Name:____Anne Kurtz__________________

Title:_____President____________________